SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2008 (December 18, 2008)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-21021 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)		01852 (Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On December 18, 2008, Enterprise Bancorp, Inc. (the “Company”) mailed a letter to its stockholders and issued a related press release concerning its decision to decline participation in the U.S. Treasury’s Capital Purchase Program.  The Company had received preliminary approval to issue up to $28.5 million in capital, the maximum permissible amount, under the program.  A copy of this press release, which includes a copy of the letter to stockholders, is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is included with this report:

	Exhibit 99	Press release and accompanying letter to stockholders dated December 18, 2008.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: December 18, 2008	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Chief Financial
Officer and Treasurer